UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-20634                            52-1287752
        (Commission File Number)        (IRS Employer Identification No.)

                              4690 Millennium Drive
                             Belcamp, Maryland 21017
               (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing
                Rule or Standard; Transfer of Listing.

    On January 31, 2007, SafeNet, Inc. (the "Company") was notified by the Nasdaq Stock Market Office of General Counsel, Listing Qualifications Hearings that the Nasdaq Listing Qualifications Panel (the "Panel") has determined to delist the Company's shares and will suspend trading of the shares on The Nasdaq Stock Market effective at the open of business on February 12, 2007, unless the Nasdaq Listing and Hearing Review Council ("Listing Council") calls the case for review and stays the delisting (the "Panel Decision").

    SafeNet is closely following the prescribed process defined by NASDAQ and on February 2, 2007 requested a hearing with the Listing Council for a review of the Hearing Panel's decision and a stay of that decision pending such review. Several other companies that are delinquent in their Securities Exchange Act reporting requirements due to restatements arising from stock option related issues have received stays of the type requested by SafeNet. Although SafeNet cannot give any assurances that a stay will be granted so that SafeNet shares will continue to be listed on NASDAQ, a number of the factors cited by NASDAQ in a discussion of this process apply to SafeNet. NASDAQ has published some Frequently Asked Questions regarding this process at http://www.nasdaq.com/about/FAQsHearings.stm.

    As mentioned above, on February 2, 2007, the Company contacted the Nasdaq Stock Market Office of Appeals and Review and requested that the Listing Counsel review the Panel Decision and stay the delisting of the Company's shares through April 2007. Pursuant to Nasdaq Marketplace Rule 4840(b), the Company submitted a fee of $4,000.00 to The Nasdaq Stock Market, Inc. to cover the cost of the review. However, there can be no assurance that a stay will be granted so that the Company's shares will continue to be listed on The Nasdaq Stock Market.

    On January 24, 2007, the Company contacted the Panel to inform it that it would not make the filing deadline of January 31, 2007 set by the Panel on November 28, 2006, pursuant to an exception to Nasdaq Marketplace Rule 4310(c)(14) that allows the Panel to grant an exception to the filing requirements that will not exceed the lesser of 180 days from the staff determination of the delinquency or 90 days from the written Panel decision. The Company requested that the Listing Counsel call its case for review and grant an extension of time for the Company to become current in its filings.

    In the Panel Decision, the Panel stated that pursuant to the exception to Nasdaq Marketplace Rule 4310(c)(14), it could not grant an exception beyond February 11th, which is the 180th day after the date of the Nasdaq staff's determination of delinquency. The Panel stated it is willing to permit the Company's shares to remain listed through February 11, 2007. The Panel stated that the Company could request the Listing Counsel review the Panel Decision, which it did on February 2, 2007.

    As described more fully in the Company's report on Form 8-K filed August 18, 2006, the Company previously received, on August 14, 2006 a Nasdaq Staff Determination notice stating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2006. In connection with the August 18, 2006 Staff Determination notice, the Company requested and received a hearing before a Nasdaq hearing panel, which occurred on September 22, 2006. At the hearing, the Company requested continued listing and proposed a plan to allow the Company to meet its filing requirements. As described more fully in the Company's report on Form 8-K filed November 18, 2006, the Company also received, on November 14, 2006, a Nasdaq Additional Staff Determination notice stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it had not timely filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006 and that this served as an additional basis for delisting the Company's securities from The Nasdaq Stock Market.


Item 9.01       Financial Statements and Exhibits

(d) Exhibits

    99.1        Press Release dated February 06, 2007


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 06, 2007


                                        SAFENET, INC.

                                        By: /s/ John W. Frederick
                                            ---------------------
                                            John W. Frederick
                                            Chief Financial Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 SAFENET, INC.
                            EXHIBIT INDEX TO FORM 8-K


EXHIBIT NO.                ITEM

99.1              Press Release of SafeNet, Inc., dated February 06, 2007.